FURTHER AMENDMENT

to POLICY PURCHASE AGREEMENT entered March IS. 2012 (As amended April 27.2012)

In reference to the Policy Purchase Agreement by and between Universal Settlements International Inc. and Crown Alliance Capital Limited as noted above, section 18 of said agreement headed "Termination Date" is hereby further amended to extend termination date to October 19, 2012.

USI:
By: /s/ J. Panos
J. Panos, President
Universal Settlements International Inc.
5500 North Service Road, Suite 703
Burlington
Ontario, L7L 6W6

Purchaser:
By: /s/ L. Fusco
L. Fusco, President
3601 Highway 7 East, Suite 203
Markham
Ontario L3R 8X6